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                                                                EXHIBIT 10.4(b)

                     ASSIGNMENT OF ASSET PURCHASE AGREEMENT


         THIS ASSIGNMENT OF ASSET PURCHASE AGREEMENT (the "Assignment") is dated as of June 19, 1998.

        WHEREAS, Black Creek Communications, Inc., a Delaware corporation ("Assignor"), and Cable One, Inc., a Delaware corporation ("Cable One"), entered into an Asset Purchase Agreement dated as of May 14, 1998 (the "Agreement"), involving the purchase of certain cable television systems and related assets in Kansas, Missouri, Oklahoma and Texas;

        WHEREAS, Assignor has deemed it to be in the best interest of Assignor to sell, assign, transfer, and convey to Black Creek Communications, L.P., a Delaware limited partnership, its successors, legal representatives and assigns ("Assignee"), all of the Assignor's right, title and interest in, under and to the Agreement;

        WHEREAS, Cable One has deemed it to be in the best interest of Cable One to consent to the sale, assignment, transfer, and conveyance to Assignee, all of the Assignor's right, title and interest in, under and to the Agreement and pursuant to Section 13.6 of the Agreement written consent of Cable One is required to assign the Agreement;

        WHEREAS, Black Creek Management, L.L.C., the General Partner of Black Creek Communications L.P., and the members of Black Creek Management, L.L.C. ("Assignee's members") deem it to be in the best interest of Assignee for Assignor to sell, assign, transfer, and convey to Assignee all of the Assignor's right, title and interest in, under and to the Agreement;

        NOW, THEREFORE, for and in consideration of One Dollar and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor does hereby assign to Assignee, and Assignee hereby assumes and undertakes, all of Assignor's right, title, interest and obligations under the Agreement.

        Assignee assumes the Agreement and agrees to perform and observe all of the covenants and conditions contained therein on Assignor's part to be performed and observed.

        Assignor does hereby indemnify and hold harmless Assignee against any and all losses, costs, expenses (including reasonable attorney's fees), penalties, taxes, fines, settlements, damages and judgments arising from Assignor's breach of any covenant or warranty contained in the Agreement.

        All of the terms and conditions set forth herein shall be binding upon and inure to the benefit of the parties and their respective successors in interest and permitted assigns.

        This Assignment may not be changed, modified, discharged, or terminated orally or in any other manner than by an agreement in writing signed by the parties hereto or their respective successors or assigns.


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         In the event of any conflict between the terms of this Assignment and the terms of the Agreement, the terms of the Agreement shall control.

        IN WITNESS WHEREOF, the parties have executed this Assignment by their duly authorized representatives, to be effective as of the date first written above.

                                   AGREED AND CONSENTED TO:

                                   CABLE ONE, INC.


                                   By: /s/ THOMAS P. BASINGER
                                      ---------------------------------
                                         Thomas P. Basinger
                                         Vice President

                                   ASSIGNOR:

                                   BLACK CREEK COMMUNICATIONS, INC.


                                   By: /s/ BRYAN D. NOTEBOOM
                                      ---------------------------------
                                         Bryan D. Noteboom
                                         Secretary

                                   ASSIGNEE:

                                   BLACK CREEK COMMUNICATIONS, L.P.

                                   By:   BLACK CREEK MANAGEMENT, L.L.C.
                                         Its General Partner

                                   By:   CLASSIC CABLE, INC.
                                         Its Managing Member


                                   By: /s/ BRYAN D. NOTEBOOM
                                      ---------------------------------
                                         Bryan D. Noteboom
                                         Secretary


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STATE OF TEXAS                      )
COUNTY OF TRAVIS                    )

                  The foregoing instrument was ACKNOWLEDGED before me this 18th day of June, 1998, by Bryan Noteboom, Secretary of Black Creek Communications, Inc., a Delaware corporation, on behalf of said corporation.

         Witness my hand and official seal.

[ S E A L ]                     /s/
                                ---------------------------------------------
                                Notary Public in and for the State of Texas



STATE OF ARIZONA                    )
COUNTY OF MARICOPA                  )

                   The foregoing instrument was ACKNOWLEDGED before me this 18th day of June, 1998, by Thomas P. Basinger, Vice President of Cable One, Inc., a Delaware corporation, on behalf of said corporation.

              Witness my hand and official seal.

[ S E A L ]
                                /s/
                                ---------------------------------------------
                                Notary Public in and for the State of Arizona


STATE OF TEXAS                      )
COUNTY OF TRAVIS                    )

                   The foregoing instrument was ACKNOWLEDGED before me this 18th day of June, 1998, by Bryan Noteboom, Vice President of Classic Cable, Inc., the Managing Member of Black Creek Management, L.L.C., the General Partner of Black Creek Communications, L.P., a Delaware limited partnership, on behalf of said partnership.

              Witness my hand and official seal.

[ S E A L ]                     /s/
                                ---------------------------------------------
                                Notary Public in and for the State of Texas